UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2010

IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1590 Buckeye Drive Milpitas, California 95035
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 457-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 22, 2010, IXYS Corporation, or IXYS, filed a Current Report on Form 8-K reporting the completion of its previously announced acquisition of Zilog Inc, or Zilog. This Amendment No. 1 to the initial Form 8-K is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

  The audited financial statements of Zilog as of March 31, 2009 and 2008 and for the three years ended March 31, 2009 are filed as Exhibit 99.1 and incorporated herein by reference.

  The unaudited financial statements of Zilog as of December 26, 2009 and for the nine months ended December 26, 2009 and December 27, 2008 are filed as Exhibit 99.2 and incorporated herein by reference.

     (b)  Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial statements of IXYS are filed as Exhibit 99.3 and incorporated herein by reference:

i.   Unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2009.

ii. Unaudited pro forma combined condensed consolidated statement of operations for the nine months ended December 31, 2009.

iii. Unaudited pro forma combined condensed consolidated statement of operations for the year ended March 31, 2009.

iv. Notes to the unaudited pro forma combined condensed consolidated financial statements.

     (d)  Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Zilog, Inc., as of March 31, 2009 and 2008 and for the three years ended March 31, 2009.

99.2	Unaudited condensed consolidated financial statements of Zilog, Inc., as of December 26, 2009 and the nine months ended December 26, 2009 and December 27, 2008.

99.3

IXYS Corporation and Zilog, Inc., unaudited pro forma combined condensed consolidated financial statements as of December 31, 2009, the nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 and notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2010	IXYS CORPORATION

By: Name: Title:	/s/ Uzi Sasson Uzi Sasson President and Chief Financial Officer

INDEX TO EXHIBIT LIST

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Zilog, Inc., as of March 31, 2009 and 2008 and for the three years ended March 31, 2009.

99.2	Unaudited condensed consolidated financial statements of Zilog, Inc., as of December 26, 2009 and the nine months ended December 26, 2009 and December 27, 2008.

99.3

IXYS Corporation and Zilog, Inc., unaudited pro forma combined condensed consolidated financial statements as of December 31, 2009, the nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 and notes.